UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 25, 2022, The ONE Group Hospitality, Inc. (the “Company”) issued a press release with preliminary targets for the first quarter 2022. The Company also reiterated preliminary fourth quarter and full year 2021 sales results. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

The Company will host a fireside chat at the Jefferies Virtual Winter Restaurant, Foodservice, Gaming, Lodging & Leisure Summit on January 25, 2022. The event will begin at 12:00 PM ET and can be accessed from the Investor Relations tab of The ONE Group’s website at www.togrp.com under “News / Events”.

The Company has made available a copy of an updated investor presentation on the Company’s website at www.togrp.com under “Presentations”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated January 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2022	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

99.1	Press release dated January 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)